UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October  29, 2009

PHARMATHENE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 450, Annapolis, Maryland	21401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (410) 269-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

At the 2009 annual meeting of stockholders of PharmAthene, Inc. (“the Company”), held on October 29, 2009 (the “2009 Annual Meeting”), the Company’s stockholders, among other things, voted:

(1) to amend (by a vote of 15,157,397 to 90,435, with 112,323 holders abstaining and 7,324,851 broker non-votes) the Company’s Amended and Restated Certificate of Incorporation to increase from eight to nine the maximum number of directors that may serve on the Company’s Board of Directors (the “Board”) and to provide that each of the Compensation and the Governance and Nominating Committee of the Board shall have no more than three members, in each case for so long as at least 30% of the aggregate principal amount of the Company’s 10% convertible notes (the “10% Notes”) remains outstanding; and

(2) to amend (by a vote of 15,021,845 to 195,987, with 142,323 holders abstaining and 7,324,851 broker non-votes) the Company’s Amended and Restated Certificate of Incorporation to grant to holders of the 10% Notes the right to designate and elect two members to the Board (who shall have the right to serve on each of the Compensation and the Governance and Nominating Committee of the Board) for so long as at least 30% of the aggregate principal amount of the 10% Notes remains outstanding.

The amendments (the “Amendments”) are further described in Proposal 1 and Proposal 2 in the Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on September 29, 2009.  The material contained in Proposal 1 and 2, on pages 7 through 12 of the Proxy Statement, is incorporated herein by reference.   The Amendments were filed with the Delaware Secretary of State on October 29, 2009.

A complete copy of the Amendments is part of the Company’s Amended and Restated Certificate of Incorporation, as amended, filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2009 Annual Meeting, the Company’s stockholders and holders of the 10% Notes voted to elect the following seven directors to serve until the Company’s 2010 annual meeting of stockholders and until their successors have been elected and qualify:

Name	Number of Votes For	Number of Votes Withheld
John Pappajohn	22,094,705	590,301
David P. Wright	22,600,565	84,441
Joel McCleary	22,600,565	84,441
John Gill	22,600,565	84,441
Derace L. Schaffer, M.D.	22,600,565	84,441
James H. Cavanaugh, Ph.D.*	6,175,581	0
Steven St. Peter, M.D.*	6,175,581	0

*  Noteholder Director.  “Number of Votes” denotes the aggregate number of shares underlying the 10% Notes that were voted for the nominee or that were withheld with respect to the nominee.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The description set forth in Item 3.03 of this Current Report on Form 8-K concerning the amendment to our amended and restated certificate of incorporation is incorporated herein by reference.

Item 8.01	Other Events.

At the 2009 Annual Meeting, the Company’s stockholders voted to ratify (by a vote of 22,684,306  to 700, with 0 holders abstaining) the selection by the Audit Committee of the Board of Ernst & Young LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2009.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

NO.	DESCRIPTION
3.1	Amended and Restated Certificate of Incorporation of the Company, as amended on October 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMATHENE, INC. (Registrant)

Date: November 4, 2009	By:	/s/ Jordan P. Karp
Jordan P. Karp Senior Vice President, General Counsel and Secretary